                                                                    EXHIBIT 99.1

April 10, 2004


                            THERMOENERGY CORPORATION

             NOTICE OF RESCISSION OFFER/CONFIRMATION OF PURCHASE OF
                             SHARES OF COMMON STOCK


To: All Purchasers of unregistered shares of Common Stock from ThermoEnergy Corporation during the period October 1, 2003 to February 26, 2004:

         This Notice of Rescission Offer/Confirmation of Purchase of Shares of Common Stock of ThermoEnergy Corporation (the "Notice"), is sent to you because of your recent purchase of shares of the common stock (the "Shares") of ThermoEnergy Corporation, an Arkansas corporation (the "Company"), that had not been registered under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"). The Company has concluded that, in the circumstances of your transaction and other transactions that resulted in the issuance of 3,714,494 shares of Common Stock for gross proceeds of approximately $1,114,348, there was not an available exemption from the registration requirements of the Securities Act. Accordingly the Company is offering all purchasers of these Shares the right to rescind their purchase of the Shares and to receive a refund of their purchase price. Alternatively, you may affirm your purchase of the Shares.

         At the time of your purchase of the Shares, the Company was, and remains, a reporting company subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Prior to your purchase of the Shares, the Company did not furnish you any information required to be furnished to each prospective investor in a private placement, or make any inquiry to assure itself as to your status as an investor or your investment intent. Although the Company's filings with the Securities and Exchange Commission (the "Commission"), and its proxy statement are available electronically via the Commission's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") on its website, the Company is furnishing you its most current information with this Notice. Copies of all other documents filed with the Commission by the Company and not delivered with this Notice may be obtained upon request without charge from the Secretary of ThermoEnergy Corporation, 323 Center Street, Suite 1300, Little Rock, Arkansas 72201, telephone (501) 376-6477, or by accessing the disclosure documents available through the internet via EDGAR, which can be accessed at www.sec.gov.

         Please read this Notice and the accompanying information carefully. IF YOU CHOOSE TO RESCIND YOUR PURCHASE OF THE SHARES, PLEASE CHECK THE APPROPRIATE BOX BELOW AND RETURN THIS NOTICE TO THE COMPANY, TO BE RECEIVED BY 5:00 P.M., LITTLE ROCK, ARKANSAS TIME, MAY 10, 2004, AT THE FOLLOWING ADDRESS:


                            ThermoEnergy Corporation
                         323 Center Street, Suite 1300
                          Little Rock, Arkansas 72201
                           Facsimile: (501) 244-9203

         If you choose to affirm your purchase of the Shares, please check the appropriate box below and complete the information requested in Part II of this Notice. Part II furnishes some of the information that should have been given to you before your purchase of the Shares, as well as seeking relevant information and undertakings from you.

         If the Company does not receive this Notice, completed and executed by you by 5:00 p.m. Little Rock time on May 10, 2004, YOU WILL BE DEEMED TO HAVE REJECTED OUR OFFER OF RESCISSION AND TO HAVE CONFIRMED YOUR PURCHASE OF THE SHARES.

         If you have any questions concerning the terms and conditions of the offering of the Shares, this rescission offer or about the Company, please call me at (501) 376-6477.

Sincerely,


P.L. Montesi
President

Enclosures:       Form 10-KSB for the fiscal year ended December 31, 2003,
                  filed with the Commission on March 30, 2004. Proxy Statement for the 2003 Annual Meeting of Stockholders, dated April 30,
                  2003.

-------------------------------------------------------------------------------

PART I - ELECTION TO RESCIND/CONFIRM PURCHASE

         Please check the appropriate box below to reflect your selection.

         [ ] I rescind my purchase of Shares and desire a refund of my original purchase price, plus six percent (6%) interest per annum from the date of my purchase of the Shares, which was __________________ [INSERT DATE OF PURCHASE].

         [ ] I acknowledge that I have read this Notice and the enclosed information and wish to affirm my purchase of the Shares.


                                                                         , 2004
----------------------------------------------      -------------------
(Signed)                                            (Date)
NAME AS IT APPEARS ON THE STOCK CERTIFICATE:


----------------------------------------------

PART II - To be completed if you affirm your purchase of the Shares

A.       Representations, Acknowledgments and Agreements of the Purchaser

         Recognizing that the Company will be relying on the information given herein, the undersigned represents, acknowledges and agrees that:

         A. The undersigned is an "accredited investor" as such term is defined in Rule 501 under the Securities Act by satisfying at least one of the categories set forth below:

                  Please check and initial each category applicable to the undersigned:

         1.       QUALIFICATION AS AN ACCREDITED INVESTOR FOR ENTITIES
                  (ENTITIES ONLY)

                  _____ A revocable grantor trust (i) in which the grantor is an individual who (a) has a net worth (or joint net worth with spouse) in excess of $1,000,000 or
                           (b) had individual income in excess of $200,000 in each of the two most recent years and expects to have individual income in excess of $200,000 in the current year or (c) had joint income together with spouse in excess of $300,000 in each of the two most recent years and expects to have joint income in excess of $300,000 in the current year or (ii) the trustee of which is a bank or savings and loan association.

                  _____ A trust (other than a revocable grantor trust or a business trust) (i) which has total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the Shares and the investment decisions of which are directed by a person who has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares or
                           (ii) the trustee of which is a bank or savings and loan association.

                  _____ An organization defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

                  _____ A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

                  _____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  _____ An insurance company as defined in Section 2(13) of the Securities Act.

                  _____ An investment company registered under, or a business development company as defined in Section 2(a)(48) of, the Investment Company Act of 1940, as amended.

                  _____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

                  _____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

                  _____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if (i) the investment decision with respect to this investment is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) the plan is a self-directed plan, with investment decisions made solely by persons who (a) if an individual (1) has a net worth (or joint net worth with spouse) in excess of $1,000,000, (2) had individual income in excess of $200,000 in each of the two most recent years and expects to have individual income in excess of $200,000 in the current year, or (3) had joint income together with spouse in excess of $300,000 in each of the two most recent years and expects to have joint income in excess of $300,000 in the current year, or (b) if an entity, meets one of the conditions under this
                           Section 3.

                  _____    A private business development company as defined in
                           Section 202(a)(22) of the Investment Advisers Act of 1940.

                  _____ An entity in which all of the equity owners are "accredited investors" as that term is defined in Rule 501 under the Securities Act. IF THE UNDERSIGNED PURCHASER CHECKS THIS BOX, A SEPARATE COPY OF THIS PART II, SECTION A (1) AND (2) MUST BE SUBMITTED AND EXECUTED BY EACH

                           SHAREHOLDER, PARTNER, MEMBER OR OTHER EQUITY OWNER OF THE UNDERSIGNED.

         2. QUALIFICATION AS AN ACCREDITED INVESTOR FOR INDIVIDUALS (INDIVIDUALS ONLY)

                  _____ The income of purchaser during each of 2002 and 2003 and anticipated for 2004 was/will be $200,000 for such purchaser individually or $300,000 jointly with purchaser's spouse.

                                Yes                                No

                  _____ The net worth of purchaser (which may include assets held jointly with purchaser's spouse, including home, home furnishings and personal automobiles) is in excess of $1,000,000.

                                Yes                                No

         B. The undersigned acquired the Shares for the undersigned's own account, as principal, for investment and not with a view to the resale of such Shares or any interest therein in violation of the Securities Act.

         C. The undersigned hereby confirms receipt from the Company of its Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Commission on March 30, 2004, and its Proxy Statement for the 2003 Annual Meeting of Stockholders.

         D. The undersigned has carefully reviewed the risks of, and other considerations relating to, the purchase of the Shares and has the knowledge and experience in financial and business matters generally, and in illiquid investments in particular, to be capable of evaluating the merits and risks of an investment in the Shares.

         E. The undersigned is able to bear the economic risk of the undersigned's investment in the Company, including the risk of loss of the undersigned's entire investment.

         F. The Shares have not been and will not be registered under the Securities Act or any state's securities laws; the undersigned will have no right to require registration of the Shares; and the Company is under no obligation to cause an exemption from registration to be available. Accordingly, the Shares may not be transferred or resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

         G. The undersigned acknowledges that the certificates evidencing the Shares will have a legend stating that the Shares have not been registered under the Securities Act or any state's securities laws and that they may not be resold in the absence of an effective registration statement or an available exemption from registration under the Securities Act and applicable state securities laws.

         H. Except for the information referred to in Part II, Section C hereof, neither the undersigned nor any advisor to the undersigned has been furnished any offering material or literature by the Company.

         I. The undersigned acknowledges that it has not received nor is the undersigned aware of any general solicitation or general advertising with respect to the Shares, including (1) any communication of the Company or any affiliate published in any newspaper or magazine, whether in print or by electronic media, or broadcast over television or radio, or (2) any seminar or meeting to which people were invited by means of a general solicitation or general advertising.

         J. If the undersigned is an individual, the undersigned is at least 18 years of age, and has all requisite legal capacity to acquire and hold the Shares and to execute and deliver such other documents required to be executed and delivered by the undersigned in connection with this purchase.

         K. If the undersigned is a corporation, partnership, limited liability company, trust or other entity, the undersigned (1) has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to acquire and hold the Shares and to execute and deliver such other documents required to be executed and delivered by the undersigned in connection with this purchase; and
(2) has not been formed for the specific purpose of purchasing the Shares offered, unless each of its equity owners are accredited investors.

         L. If the undersigned is an employee benefit plan (a "Plan"), is using the assets of a Plan or is an entity whose underlying assets include Plan assets by reason of a Plan's investment in the entity, the fiduciary executing this document on behalf of the Plan (the "Fiduciary") represents and warrants that:

                  1. The Fiduciary has considered the following with respect to the Plan's investment in the Shares and has determined that, in view of such considerations, the purchase of the Shares is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

                           (a) the role such investment or investment course of action plays in that portion of the Plan's portfolio that the Fiduciary manages;

                           (b) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the Fiduciary to further the purposes of the Plan, taking into account both the risk of loss and the opportunity for gain that could result therefrom;

                           (c) the composition of that portion of the portfolio that the Fiduciary manages with regard to diversification;

                           (d) the liquidity and current rate of return of that portion of the portfolio managed by the Fiduciary relative to the anticipated cash flow requirements of the Plan;

                           (e) the projected return of that portion of the portfolio managed by the Fiduciary relative to the funding objectives of the Plan;

                           (f) whether an investment in the Shares is permissible under the documents governing the Plan and the Fiduciary; and

                           (g) the Fiduciary understands that there are substantial risks of loss associated with an investment in the Shares.

                  2. The Fiduciary is: (a) responsible for the decision to invest in the Shares; (b) independent of the Company and any of its affiliates; and (c) qualified to make such investment decision; and

                  3. The Fiduciary has delivered to the Company, and from time to time hereafter will deliver to the Company, in writing, all of the information which the Company may request in order to avoid violations of any provision of ERISA or any other laws applicable to the undersigned or the Company, and promptly will notify the Company, in writing, of any change in the information so furnished.

         M. If the undersigned is a non-resident alien, or other non-U.S. person, the undersigned understands that the undersigned will be required to have a U.S. social security number or taxpayer identification number and that the undersigned may be subject to U.S. tax liabilities, tax withholding and tax reporting requirements.

PART III - USE OF PROCEEDS

         The gross proceeds to the Company from the sale of 3,714,494 unregistered Shares during the period October 1, 2003 to February 26, 2004, were approximately $1,114,348. Prospect Street Ventures is due a success fee of 10% of such gross proceeds. Other expenses of the offering (including this rescission offer), consisting of legal fees, printing and mailing costs, are anticipated to be approximately $17,000. The Company has used the net proceeds to pay various accounts payable ($294,914), royalties for 2004 to Battelle Memorial Institute ($147,000), and professional fees to counsel and auditors ($94,000). The Company intends to use the remaining net proceeds of approximately $450,000 for working capital in its efforts to commercialize its technologies.


                    [Signature pages follow on pages 8 - 10]

       IF THE PURCHASER IS AN INDIVIDUAL, PLEASE COMPLETE THE FOLLOWING:


         IN WITNESS WHEREOF, I have executed this Notice this ____ day of ___________________, 2004.


-----------------------------------  ------------------------------------------
(SIGNATURE OF PURCHASER)             (SIGNATURE OF JOINT PURCHASER)
                                     (if applicable)


-----------------------------------  ------------------------------------------
(Name of Purchaser)                  (Name of Joint Purchaser) (if applicable)
(Please Print or Type)               (Please Print or Type)


-----------------------------------  ------------------------------------------
Purchaser's Social Security Number   Joint Purchaser's Social Security Number
(Must be completed)                  (If applicable)

Residence Address of Purchaser
(Please indicate street address;
a post office address is not
sufficient):


-----------------------------------


-----------------------------------


-----------------------------------


If non-resident alien or other non-U.S. person for purpose of U.S. income taxation, check: o

If joint ownership, check one:

[ ]      Joint Tenants with Right of Survivorship

[ ]      Tenants-in-Common

[ ]      Tenants by the Entirety

[ ]      Community Property


TOTAL SHARES PURCHASED ....................................        $


    SIGNATURE PAGE - TO BE COMPLETED BY ALL PURCHASERS THAT ARE INDIVIDUALS

   IF THE PURCHASER IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY,
             TRUST OR OTHER ENTITY, PLEASE COMPLETE THE FOLLOWING:


         IN WITNESS WHEREOF, the undersigned has executed this Notice this ____ day of __________________________________, 2004.


-------------------------------------------------------------------------------
                Print or Type Name of Corporation, Partnership,
               Limited Liability Company, Trust or other Entity


FOR CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES OR OTHER ENTITIES, not including trusts (trusts execute below):


-----------------------------------  ------------------------------------------
Signature of Individual Signing on   Print or Type Name of Individual Signing
Behalf of Purchaser                  on Behalf of Purchaser


                                     ------------------------------------------
                                     Capacity of Individual Signing on Behalf of Purchaser


FOR TRUSTS ONLY (all trustees must sign, unless trust agreement provides otherwise):


-----------------------------------  ------------------------------------------
Signature of Trustee                 Print or Type Name of Trustee


-----------------------------------  ------------------------------------------
Signature of Trustee                 Print or Type Name of Trustee


-----------------------------------  ------------------------------------------
Signature of Trustee                 Print or Type Name of Trustee


                       (continued on the following page)


   SIGNATURE PAGE - TO BE COMPLETED BY ALL PURCHASERS THAT ARE ENTITIES OTHER
                               THAN AN INDIVIDUAL

   IF THE PURCHASER IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY,
             TRUST OR OTHER ENTITY, PLEASE COMPLETE THE FOLLOWING:



ALL ENTITIES:


Address of Principal Office of       If other than the calendar year, please
Purchaser (Please indicate street    indicate the date of the end of the
address; a post office box is not    Purchaser's taxable year (Please note that
sufficient)                          any changes in tax year must be reported
                                     to the Company


-----------------------------------  ------------------------------------------


-----------------------------------  ------------------------------------------


                                     Jurisdiction of Organization:
-----------------------------------                               -------------


U.S. Taxpayer Identification No.:
(MUST BE COMPLETED)


-----------------------------------


Check one:    [ ]  General Partnership          [ ]  Trust

              [ ]  Limited Partnership          [ ]  "Grantor" Trust

              [ ]  Corporation                  [ ]  Estate

              [ ]  S Corporation                [ ]  Limited Liability Company

              [ ]  Other (identify)

                                                     --------------------------


Check the following box if Purchaser
is a pension plan or other entity
exempt from the payment of U.S.
federal income taxes: [ ]

Check the following box if Purchaser
is an employee benefit plan or other
entity described in Part II, Section
K. of this Notice: [ ]


TOTAL SHARES PURCHASED ....................................        $


          SIGNATURE PAGE - TO BE COMPLETED BY ALL PURCHASERS THAT ARE
                       ENTITIES OTHER THAN AN INDIVIDUAL